                                                                  EXHIBIT 10.8.2

                                                                  CONFORMED COPY

     FIRST AMENDMENT, CONSENT AND WAIVER, dated as of December 18, 1998 (this "Amendment"), to the Credit Agreement, dated as of July 17, 1998 (as amended,
 ----------
supplemented or otherwise modified from time to time, the "Credit Agreement"),
                                                           ----------------
among TELECORP PCS, INC., a corporation organized under the laws of the State of Delaware (the "Borrower"), the several banks and other financial institutions
               --------
and entities from time to time parties thereto (the "Lenders"), and THE CHASE
                                                     -------
MANHATTAN BANK, as administrative agent (the "Administrative Agent") for the
                                              --------------------
Lenders.

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower; and

          WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications as provided for in this Amendment.


          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.  Defined Terms.  Capitalized terms used and not defined herein
              --------------
shall have the meanings given to them in the Credit Agreement, as amended hereby.

          2.  Amendments to the Credit Agreement.
              -----------------------------------

          (a) Section 1.01 of the Credit Agreement is hereby amended by:

          (i) inserting the words "or the FCC" after the words "Treasury Department" in the definition of "FCC Debt";

          (ii) inserting after the definition of "Interest Period" and before the definition of "Issuing Bank" the following definition:

               "`IDB' means The Industrial Development Board of the City of Memphis and County of Shelby, Tennessee.";

          (iii) inserting after the definition of "Management Agreement" and before the definition of "Master Lease" the following definition:

               "`Marketing Affiliate' means a limited liability company owned 1/2 by the Borrower and 1/2 by Triton PCS, Inc. or 1/3 by the Borrower, 1/3 by Triton PCS, Inc. and 1/3 by TriTel PCS, Inc., which engages in no activity other than the registering, holding, maintenance and protection of trademarks and the licensing thereof to its members."

          (iv) inserting after the definition of "Material Indebtedness" and before the definition of "Mercury Acquisition" the following definitions:

               `Memphis Equipment' means the personal property to be leased to the Equipment Subsidiary by the IDB pursuant to the Memphis Lease all of which is described in Exhibit A thereto.

               `Memphis Event of Default' has the meaning assigned to such term in the Memphis Lease.

               `Memphis Lease' has the meaning ascribed thereto in the definition of Memphis Sale Lease-Back.

               `Memphis Lease Documents' has the meaning ascribed thereto in the definition of Memphis Sale Lease-Back.

               `Memphis Sale Lease-Back' means the sale of the Memphis Equipment to the IDB by the Equipment Subsidiary pursuant to Bills of Sale acceptable to the Administrative Agent and the lease-back by the Equipment Subsidiary of such equipment pursuant to a Personal Property Lease Agreement (the "Memphis Lease") between the IDB and the
          Equipment Subsidiary substantially in the form of, and no less favorable to the Lenders than, the draft thereof examined by the Administrative Agent prior to the date hereof; provided that (i) all the Equipment Subsidiary's rights under the Memphis Lease and related documentation (collectively, the "Memphis Lease Documents") are assigned to the Lenders as collateral, (ii) payments to the IDB under the Memphis Lease in any year do not exceed the amount of taxes that would have been paid to the State of Tennessee by the Borrower and the
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                                                                               3

          Subsidiaries in such year that are not required to be and are not paid as a result of the Memphis Sale Lease-Back (the "Saved Taxes") and
          (iii) the Equipment Subsidiary has the right to repurchase from the IDB at any time all the Memphis Equipment then owned by the IDB for $1,000 or less."

          (v) amending the definition of "Prepayment Event" by deleting from clause (a)(i) thereof "and (d)" and substituting therefor ", (d) and (e).";

          (vi) deleting the words "the Real Property Subsidiary" in the definition of "Real Property Subsidiary" and substituting therefor the words "a Real Property Subsidiary";

          (vii) inserting the word "each" before the words "such Restricted Subsidiary" each time they appear in the definition of "Real Property Subsidiary"; and

          (viii) deleting the dollar amounts "$880,000" and "$7,000,000" in the definition of "Wireless 2000 Acquisition" and substituting in lieu thereof the dollar amounts "$1,075,600" and "$7,449,191", respectively.

          (b) Section 3.13 of The Credit Agreement is hereby amended by deleting clause (d) therefrom in its entirety and substituting therefor the following:

               "(d) in the case of any Equipment Subsidiary, (i) under any lease of equipment which it has entered into in the ordinary cause of business, (ii) for payments in lieu of taxes and other obligations under the Memphis Lease not exceeding the amount of the Saved Taxes in any year and (iv) for taxes incurred in the ordinary course of business which are incident to being the owner or lessor of equipment and"

          (c) Section 5.13 of the Credit Agreement is hereby amended by inserting the following paragraph at the end thereof:

               "(c)  The Borrower will (i) take all necessary actions required to grant, preserve, protect and perfect a first priority security
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                                                                               4

          interest in favor of the Lenders in all assets subject to the Memphis Lease, (ii) obtain from the IDB all consents, filings or other actions the Administrative Agent may reasonably request in connection therewith and (iii) promptly notify and provide the Administrative Agent with a copy of any notice the Equipment Subsidiary receives pursuant to any of the Memphis Lease Documents."

          (d) Section 6.01(a)(viii) of the Credit Agreement is hereby amended by deleting the dollar amount "$7,000,000" therefrom and substituting in lieu thereof the dollar amount "$7,449,191".

          (e) Section 6.02 of the Credit Agreement is hereby amended by:

          (i) deleting the word "and" at the end of clause (iv) thereof;

          (ii) deleting "." at the end of clause (v) thereof and substituting "; and" therefor; and

          (iii) inserting the following after clause (v) thereof: "(vi) Liens on the Memphis Equipment in favor of the IDB arising pursuant to the Memphis Sale Lease-Back."

          (f)  Section 6.03 of the Credit Agreement is hereby amended by:

          (i) inserting "(i)" after the words "except for" therein;

          (ii) deleting "." at the end thereof and substituting therefor the following: "and (ii) the Memphis Sale Lease-Back."

          (g) Section 6.05 of the Credit Agreement is hereby amended by inserting after clause (n) thereof the following:

               "(o) Investments in the Capital Stock of the Marketing Affiliate not exceeding $1,000 in the aggregate; provided that (i) all such Capital Stock is pledged pursuant to the Pledge Agreement and (ii) all agreements entered into between the

          Marketing Affiliate and any Loan Party are assigned to the Lenders as collateral."

          (h) Section 6.06 of the Credit Agreement is hereby amended as follows:

          (i) by inserting after clause (d) thereof and before the proviso the following:
               "(e) sales of the Memphis Equipment to the IDB pursuant to and in accordance with the terms of the Memphis Sale Lease-Back."

          (ii) inserting ", except for the Memphis Sale Lease-Back," in the proviso thereof after the words "provided that" and before the words, "all
                                      --------
     sales".

          (i) Section 6.11 of the Credit Agreement is hereby amended by inserting after the words "Master Lease" the words "or the Memphis Lease Documents".

          (j)  Section 6.13(c) of the Credit Agreement is hereby amended by:

               (i) inserting before the word "and" at the end of clause (ii) of the parenthetical therein the following:

                    ",(iii) for payments in lieu of taxes and other obligations under the Memphis Lease not exceeding the amount of the Saved Taxes in any year"

               (ii) renumbering clause (iii) thereof as clause (iv); and

               (iii) inserting before the period at the end of such subsection the words "and the Memphis Sale and Lease-Back".

          (k) Article VII of the Credit Agreement is hereby amended by inserting the following clause immediately after clause (v) thereof:

               "(w) a Memphis Event of Default shall have occurred and be continuing;"
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                                                                               6

          3.  Consent.  The Lenders hereby consent to an amendment of the
              --------
Security Agreement by the Borrower and the Collateral Agent which deletes
Section 7.16 therefrom in its entirety and substitutes in lieu thereof the following:

          "SECTION 7.16. FCC Consent. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by any of the Collateral Agent and the Secured Parties with respect to the Licenses or any license of the Federal Communications Commission ("FCC") unless and until any required approval under the Federal Communications Act of 1934, and any applicable rules and regulations thereunder, requiring the consent to or approval of such action by the FCC or any governmental or other authority, have been satisfied. Without limiting the generality of the foregoing, the Collateral Agent and the Secured Parties shall have no security interest in the Licenses or any license of the FCC for so long as such security interest is prohibited by the rules or regulations of the FCC or any agreement between a Loan Party and the FCC securing FCC Debt in connection with any such License or other license.

          4.  Waiver.  The Lenders hereby expressly waive any rights or remedies
              -------
in connection with any breach of or failure to comply with the second sentence of Section 5.03(a) of the Credit Agreement and the second sentence of Section
4.01 of the Security Agreement to the extent, and only to the extent, such provision is breached in connection with the Borrower's relocation of its primary business office to 1010 N. Glebe Road, Suite 800, Arlington, Virginia 22201.

          5.  No Other Amendments; Confirmation.  Except as expressly amended,
              ----------------------------------
waived, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          6.  Representations and Warranties.  The Borrower hereby represents
              -------------------------------
and warrants to the Administrative Agent and the Lenders as of the date hereof:

          (a) No Default or Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against each in accordance with its terms, subject only to the operation of the Bankruptcy Code and other similar statutes for the benefit of debtors generally and to the application of general equitable principles.

          (c) All representations and warranties of the Borrower contained in the Credit Agreement (other than representations or warranties expressly made only on and as of the Effective Date) are true and correct as of the date hereof.

          7.  Effectiveness.  This Amendment shall become effective only upon
              --------------
the satisfaction in full of the following conditions precedent:

          (a) The Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrower, and the Required Lenders;

          (b) The Administrative Agent shall have received such opinions and certificates from the Borrower and its counsel as it may reasonably request in form reasonably satisfactory to its counsel.

          8.  Expenses.  The Borrower agrees to reimburse the Administrative
              ---------
Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

          9.  Governing Law; Counterparts.  (a) This Amendment and the rights
              ----------------------------
and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        TELECORP, PCS, INC.

                                             by
                                                  /s/ Thomas H. Sullivan
                                                  ------------------------------
                                                  Name:  Thomas H. Sullivan
                                                  Title: Executive Vice
                                                          President


                                        THE CHASE MANHATTAN BANK,
                                        individually and as Administrative
                                        Agent,

                                             by
                                                  /s/  William E. Rottino
                                                  ------------------------------
                                                  Name:  William E. Rottino
                                                  Title: Vice President


                                        THE BANK OF NEW YORK,

                                             by
                                                  /s/  Gerry Granovsky
                                                  ------------------------------
                                                  Name:  Gerry Granovsky
                                                  Title: Vice President



                                        BANK OF TOKYO MITSUBISHI TRUST COMPANY,

                                             by
                                                  /s/  Michael Deadder
                                                  ------------------------------
                                                  Name:  Michael Deadder
                                                  Title: Vice President


                                        BANKBOSTON, N.A.,

                                             by
                                                  /s/  Jonathan D. Sharkey
                                                  ------------------------------
                                                  Name: Jonathan D. Sharkey
                                                  Title: Vice President

                                        BANKERS TRUST COMPANY, individually and
                                        as Documentation Agent,

                                             by
                                                  /s/ Gregory Shefrin
                                                  ------------------------------
                                                  Name:  Gregory Shefrin
                                                  Title: Vice President


                                        CANADIAN IMPERIAL BANK OF COMMERCE, by
                                        CIBC Oppenheimer Corp., as Agent,

                                             by
                                                  /s/  Harold Birk
                                                  ------------------------------
                                                  Name:   Harold Birk
                                                  Title:  Executive Director


                                        CIT GROUP/EQUIPMENT FINANCING,

                                             by
                                                  /s/ J. E. Palmer
                                                  ------------------------------
                                                  Name:  J. E. Palmer
                                                  Title: Assistant Vice
                                                            President


                                        CAPTIVA III FINANCE, LTD., as advised by
                                        Pacific Investment Management Company,

                                             by
                                                  /s/  David Egglishaw
                                                  ------------------------------
                                                  Name:  David Egglishaw
                                                  Title: Director


                                        DELANO COMANY, by Pacific Investment
                                        Management Company as its Investment
                                        Advisor,

                                             by
                                                  /s/  Raymond Kennedy
                                                  ------------------------------
                                                  Name:   Raymond Kennedy
                                                  Title:  Senior Vice President

                                        FLEET NATIONAL BANK,

                                             by
                                                  /s/  William Weiss
                                                  ------------------------------
                                                  Name:  William Weiss
                                                  Title: Assistant Vice
                                                         President


                                        GENERAL ELECTRIC CAPITAL CORPORATION,

                                             by
                                                  /s/  Mark F. Mylon
                                                  ------------------------------
                                                  Name:  Mark F. Mylon
                                                  Title:  Manager, Operations


                                        KZH APPALOOSA LLC,

                                             by
                                                  /s/  Virginia Conway
                                                  ------------------------------
                                                  Name:  Virginia Conway
                                                  Title: Authorized Agent


                                        KZH IV LLC,

                                             by
                                                  /s/  Virginia Conway
                                                  ------------------------------
                                                  Name:  Virginia Conway
                                                  Title: Authorized Agent


                                        KZH PAMCO LLC,

                                             by
                                                  /s/  Virginia Conway
                                                  ------------------------------
                                                  Name:  Virginia Conway
                                                  Title: Authorized Agent

                                        PAMCO CAYMAN LTD., by Highland Capital
                                        Management, L.P., as Collateral Manager,

                                             by
                                                  /s/ James Dondero, CFA, CPA
                                                  ------------------------------
                                                  Name: James Dondero, CFA, CPA
                                                  Title: President, Highland
                                                       Capital Management, L.P.

                                        SYNDICATED LOAN FUNDING TRUST, by Lehman
                                        Commercial Paper Inc., not in its
                                        individual capacity but solely as Asset
                                        Manager,

                                             by
                                                  /s/  Michele Swanson
                                                  ------------------------------
                                                  Name:  Michele Swanson
                                                  Title:  Authorized Signatory


                                        TORONTO DOMINION [TEXAS], INC.,

                                             by
                                                  /s/  Lynn Chasin
                                                  ------------------------------
                                                  Name:  Lynn Chasin
                                                  Title: Vice President


                                        VAN KAMPEN PRIME RATE INCOME TRUST,

                                             by
                                                  /s/  Jeffrey W. Maillet
                                                  ------------------------------
                                                  Name:  Jeffrey W. Maillet
                                                  Title:  Senior Vice President
                                                            and Director


                                        VAN KAMPEN SENIOR FLOATING RATE FUND,

                                             by
                                                  /s/  Jeffrey W. Maillet
                                                  ------------------------------
                                                  Name:  Jeffrey W. Maillet

                                                  Title:  Senior Vice President
                                                            and Director


                                        VAN KAMPEN SENIOR INCOME TRUST,

                                             by
                                                  /s/  Jeffrey W. Maillet
                                                  ------------------------------
                                                  Name:  Jeffrey W. Maillet
                                                  Title:  Senior Vice President
                                                            and Director